UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2020

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 20, 2020, Infrastructure and Energy Alternatives, Inc. (the “Company”) appointed Peter J. Moerbeek as the Chief Financial Officer on an interim basis. Andrew D. Layman, the Company’s current Chief Financial Officer, has voluntarily resigned effective February 20, 2020 to pursue other opportunities. Mr. Layman’s departure is not based on any disagreement with the Company’s accounting principles, practices or financial statement disclosures.

Mr. Moerbeek, age 72, previously served as Executive Vice President and Chief Financial Officer of Primoris Services Corporation from February 2009 through November 2018, and as a director for Primoris Services Corporation from July 2008 through November 2018, where he served as Chairman of the Audit Committee through February 2009. From 2006 through February 2009, Mr. Moerbeek was the Chief Executive Officer and a founder of a private equity-funded company engaged in the acquisition and operation of water and wastewater utilities. From August 1995 to June 2006, Mr. Moerbeek held several positions with publicly traded Southwest Water Company, a California based company which provided water and wastewater services, including as a director from 2001 to 2006; President and Chief Operating Officer from 2004 to 2006; President of the Services Group from 1997 to 2006; Secretary from 1995 to 2004; and Chief Financial Officer from 1995 to 2002. From 1989 to 1995, Mr. Moerbeek was the Vice President of Finance and Operations for publicly traded Pico Products, Inc., a manufacturer and distributor of cable television equipment. Mr. Moerbeek received a B.S. in Electrical Engineering and an MBA from the University of Washington and is a certified public accountant.

Since February 2019, Mr. Moerbeek has served as an advisor to the Company’s Board of Directors. There are no understandings or arrangements between Mr. Moerbeek and any other person pursuant to which Mr. Moerbeek was selected to serve as interim Chief Financial Officer. There are no existing relationships between Mr. Moerbeek and any person that would require disclosure pursuant to Item 404(a) of Regulation S-K or any familial relationship that would require disclosure under Item 401(d) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On February 20, 2020, the Company issued a press release confirming previously announced guidance for the year ended December 31, 2019, certain balance sheet and liquidity updates, guidance for the fiscal year ending December 31, 2020, and other matters described in this Current Report on Form 8-K. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Current Report on Form 8-K, including the Exhibit linked hereto, is being furnished under Items 2.02, 7.01 and 9.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated as of February 20, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2020

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Corporate Secretary